                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                       TRAVELERS TARGET MATURITY (TTM II)

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, J. ERIC DANIELS of Farmington, Connecticut, Director, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January 1999.

                               /s/ J. Eric Daniels
                               Director, President and Chief Executive Officer The Travelers Life and Annuity Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                       TRAVELERS TARGET MATURITY (TTM II)

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, JAY S. BENET of West Hartford, Connecticut, Director, Senior Vice President and Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January 1999.

                                /s/ Jay S. Benet
                                Director, Senior Vice President
                                Chief Financial Officer,
                                Chief Accounting Officer and Controller
                                The Travelers Life and Annuity Company